UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2017 (May 5, 2017)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 5, 2017, Arlington Asset Investment Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with JonesTrading Institutional Services LLC (the “Underwriter”), relating to the offer and sale of 135,000 shares of the Company’s 7.00% Series B Cumulative Perpetual Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), at a public offering price of $24.00 per share. Closing of the offering of 135,000 shares of Series B Preferred Stock is expected to occur on May 12, 2017, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, indemnification rights and obligations of the parties and termination provisions. Pursuant to agreements entered into with the Company, the underwriters may be entitled to indemnification by the Company against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribution for payments the Underwriter may be required to make. In the ordinary course of business the Underwriter or its affiliates may in the future engage in investment banking, asset management or financial advisory services to the Company and its affiliates for which they may receive customary fees and expenses.

The shares of Series B Preferred Stock will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-215384) (the “Registration Statement”), which was declared effective on February 17, 2017.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the entire Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

On May 9, 2017, the Company filed, with the State Corporation Commission of the Commonwealth of Virginia, Articles of Amendment (the “Articles of Amendment”) to the Amended and Restated Articles of Incorporation of the Company classifying and designating 2,000,000 shares of the Company’s authorized preferred stock, par value $0.01 per share, as the Series B Preferred Stock, with the powers, designations, preferences and other rights as set forth therein.

The Articles of Amendment, among other things, provide that the Company will pay cumulative cash dividends on the Series B Preferred Stock when and as declared by the Company’s Board of Directors from, and including, May 12, 2017, at a rate of 7.00% per annum of the $25.00 liquidation preference per share (equivalent to the fixed annual rate of $1.75 per share). Dividends on the Series B Preferred Stock will be payable quarterly in arrears on the 30th day of each December, March, June and September, when and as declared, beginning on June 30, 2017 (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day).

The Series B Preferred Stock ranks senior to the Company’s common stock, $0.01 par value per share (“Common Stock”), with respect to the payment of dividends and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

The Series B Preferred Stock will not be redeemable before May 12, 2022 except upon the occurrence of a Change of Control (as defined in the Articles of Amendment). On or after May 12, 2022, the Company may, at its option, redeem, in whole or in part, at any time or from time to time, the Series B Preferred Stock at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends thereon (whether or not authorized or declared) to, but excluding, the redemption date. In addition, upon the occurrence of a Change of Control, the Company will redeem all of the shares of Series B Preferred Stock, in whole but not in part, on the effective date of any such Change of Control at $25.00 per share plus any accumulated and unpaid dividends to, but excluding, the redemption date. The Series B Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company.

The Series B Preferred Stock is not convertible into or exchangeable for any other property or securities of the Company.

Holders of Series B Preferred Stock generally have no voting rights, but have limited voting rights if the Company fails to pay dividends for six or more full quarterly dividend periods (whether or not consecutive) and under certain other circumstances.

A copy of the Articles of Amendment and Form of Series B Preferred Stock Certificate are filed or incorporated herein by reference as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The description of the terms of the Articles of Amendment in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 5, 2017, by and between the Company and JonesTrading Institutional Services LLC.

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Arlington Asset Investment Corp. designating the Company’s 7.00% Series B Cumulative Perpetual Redeemable Preferred Stock, par value $0.01 per share (filed with the SEC as Exhibit 3.2 to the Registrant’s Registration Statement on Form 8-A filed on May 9, 2017 and incorporated herein by reference).

4.1	Form of Series B Preferred Stock Certificate (filed with the SEC as Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A filed on May 9, 2017 and incorporated herein by reference).

5.1	Opinion of Hunton & Williams LLP regarding the legality of the Series B Preferred Stock.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: May 11, 2017	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 5, 2017, by and between the Company and JonesTrading Institutional Services LLC.

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Arlington Asset Investment Corp. designating the Company’s 7.00% Series B Cumulative Perpetual Redeemable Preferred Stock, par value $0.01 per share (filed with the SEC as Exhibit 3.2 to the Registrant’s Registration Statement on Form 8-A filed on May 9, 2017 and incorporated herein by reference).

4.1	Form of Series B Preferred Stock Certificate (filed with the SEC as Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A filed on May 9, 2017 and incorporated herein by reference).

5.1	Opinion of Hunton & Williams LLP regarding the legality of the Series B Preferred Stock.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).